SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

Evergreen Small Cap Value Fund (the “Fund”)

Effective January 1, 2007, shares of Evergreen Small Cap Value Fund will be available for purchase by new investors and existing investors in the Fund. Accordingly, the Fund’s prospectus is amended to remove any reference to restrictions on the purchase of Fund shares.

December 8, 2006	578239 (12/06)